May 24, 2001



Mr. A. J. C. Smith
630 Park Avenue
New York, NY  10021

Dear Ian,

The purpose of this letter is to confirm that the terms of your consultant agreement (described in the letter of June 1, 2000 attached) will continue through May 31, 2002. Please indicate your acceptance below. Thank you.

Sincerely,


/s/ Francis N. Bonsignore


                                                              /s/A.J.C. Smith
                                                       -------------------------
                                                                      Accepted
                                                                  A. J. C. Smith



cc:  Jeffrey W. Greenberg
      Gregory Van Gundy
JS-3289